Subordination Agreement

SYS (“Borrower”) is indebted to the undersigned (“Creditor”) in the principal sum of [____________] Dollars ($[____________]) evidenced by a promissory note which indebtedness is unsecured and Creditor is or may become financially interested in Borrower and desires to aid Borrower in obtaining or having continued financial accommodations, whether by way of loan, commitment to loan, discounting of instruments, extensions of credit or the obtaining of any other financial aid from Comerica Bank (“Bank”).

In order to induce the Bank to extend or to continue to extend financial accommodations to Borrower from time to time, whether by way of a loan, commitment to loan, discounting of instruments, extension of credit or otherwise and in consideration of any of these financial accommodations. Creditor agrees as follows:

1.
Any and all obligations and liabilities of Borrower to Creditor, including, without limit, principal and interest payments, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and whatever the amount and however evidenced (the “Subordinated Indebtedness”), are subordinated in right of payment to any and all obligations and liabilities of Borrower to the Bank (the “Bank Indebtedness”), as well as to any obligations and liabilities of Borrower (“Other Senior Debt”), to any subsequent lender (“Other Senior Lender”) to Borrower, which Borrower, in its sole discretion, designates as senior to the Subordinated Indebtedness, including, without limit, principal and interest payments, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and however evidenced, together with all other sums due thereon and all costs of collecting the same (including, without limit, reasonable attorney fees) for which Borrower is liable (Bank Indebtedness and Other Senior Indebtedness are sometimes hereinafter collectively referred to as the “Senior Indebtedness”).

2.
Except as set forth in Section 15, Creditor will not ask for, demand, sue for, take or receive (by way of voluntary payment, acceleration, set-off or counterclaim, foreclosure or other realization on security, dividends in bankruptcy or otherwise), or offer to make any discharge or release of, any of the Subordinated Indebtedness, and Creditor waives any such rights with respect to the Subordinated Indebtedness, nor shall Creditor exercise any rights of subrogation or other similar rights with respect to the Senior Indebtedness. Notwithstanding this Section 2, Creditor may declare a default and accelerate payment with respect to the Subordinated Indebtedness if Bank has previously declared a default with respect to, and accelerated payment of, the Senior Indebtedness and such declaration and acceleration have not been rescinded or otherwise terminated.

3.
Creditor agrees to execute all financing statements deemed necessary by the Bank to perfect the Bank’s rights and interests under this Agreement. The Bank is to have all the rights and remedies of a secured creditor under the California Uniform Commercial Code, as amended from time to time, with respect to such interests.

4.
This Agreement constitutes a continuing agreement of subordination, even though at times Borrower is not indebted to the Bank or any Other Senior Lender. The Bank or any Other Senior Lender may continue, in reliance on this Agreement, without notice to Creditor, to lend monies, extend credit, modify, renew or make other financial accommodations, to or for the account of Borrower.

5.
Creditor delivers this Agreement based solely on Creditor’s independent investigation of Borrower (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by the Bank. Creditor assumes full responsibility for obtaining any further information concerning the Borrower’s financial condition, the status of the Senior Indebtedness or any other matter which Creditor may deem necessary or appropriate now or later. Creditor waives any duty on the part of the Bank or any Other Senior Lender, and agrees that Creditor is not relying upon nor expecting the Bank or any Other Senior Lender to disclose to Creditor any fact now or later known by the Bank or any Other Senior Lender, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Senior Indebtedness or any Other Senior Debt, the occurrence of any default with respect to the Senior Indebtedness, or any Other Senior Debt or otherwise, notwithstanding any effect such fact may have upon Creditor’s risk or Creditor’s rights against Borrower. Creditor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes, without limit, the possibility that Borrower may incur Bank Indebtedness to the Bank or Other Senior Debt to any Other Senior Lender after the financial condition of Borrower, or its ability to pay Borrower’s debts as they mature, has deteriorated. Creditor acknowledges and agrees that the rights of the Bank or any Other Senior Lender under this Agreement are not conditioned upon pursuit by the Bank or any Other Senior Lender of any remedy the Bank or any Other Senior Lender may have against Borrower or any other person or any other security. The absence of Borrower’s signature at the end of this Agreement shall in no way impair or affect the validity of this Agreement.

6.
The Bank, in its sole discretion, without notice to Creditor, may release, exchange, enforce and otherwise deal with any security now or later held by the Bank for payment of the Senior Indebtedness or release any party now or later liable for payment of the Senior Indebtedness without affecting in any manner the Bank’s rights under this Agreement. Creditor acknowledges and agrees that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personal, to secure payment of the Senior Indebtedness, and Creditor is not relying upon assets in which the Bank has or may have a lien or security interest for payment of the Bank Indebtedness.

7.
Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by the Bank in respect of the Bank Indebtedness, or by any Other Senior Lender in respect of any Other Senior Debt, is returned, disgorged, or rescinded under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Agreement, shall be enforceable against the Creditor as if the returned, disgorged, or rescinded payment or credit had not been received or given by the Bank or any Other Senior Lender, and whether or not the Bank or any Other Senior Lender relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, the Creditor agrees upon demand by the Bank or any Other Senior Lender to execute and deliver to the Bank or any Other Senior Lender those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the Creditor to do so shall not affect in any way the reinstatement or continuation.

8.
Creditor waives, to the extent not expressly prohibited by applicable law, any right to require the Bank or any Other Senior Lender to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the provisions of Sections 9611 or 9621 of the California or other applicable Uniform Commercial Code; or (c) pursue any other remedy. Creditor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Senior Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Senior Indebtedness, and agrees that the Bank or any Other Senior Lender may, once or any number of times, modify the terms of any Senior Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Senior Indebtedness, or permit the Borrower to incur additional Indebtedness, all without notice to Creditor and without affecting in any manner the unconditional obligations of Creditor under this Agreement.

9.
Creditor acknowledges that the Bank or any Other Senior Lender shall have the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Senior Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, the Bank and any Other Senior Lender may disclose all documents and information which it now or later has or acquires relating to Creditor and this Agreement. Creditor further agrees that the Bank or any Other Senior Lender may disclose such documents and information to the Borrower. Creditor further agrees that the Bank and any Other Senior Lender may provide information relating to this Agreement or relating to the Creditor to the parent, affiliates, subsidiaries and service providers of the Bank and any Other Senior Lender.

10.
No waiver or modification of any of its rights under this Agreement shall be effective unless the waiver or modification shall be in writing and signed by an authorized officer on behalf of the Bank. Each waiver or modification shall be a waiver or modification only with respect to the specific matter to which the waiver or modification relates and shall in no way impair the rights of the Bank or the obligations of Creditor to the Bank in any other respect.

11.
This Agreement shall bind and be for the benefit of Creditor and the Bank and their respective successors and assigns, and shall be construed according to the laws of the State of California without regard to conflict of laws principles. If this Agreement is executed by two or more persons, it shall bind each of them individually as well as jointly.

12.
The term “Borrower,” as used in this Agreement, includes any person, corporation, partnership or other entity which succeeds to the interests or business of Borrower named above, and the terms “Bank Indebtedness” and “Other Senior Debt” include indebtedness of any successor Borrower to the Bank or any Other Senior Lender, respectively.

13.
Creditor waives any defense against the enforceability of this Agreement based upon or arising by reason of the application by Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by Borrower to the Bank or the Creditor or intended or understood by the Bank or Creditor. Creditor waives all rights to require the Bank to marshall the Collateral or any other property the Bank may at any time have as security for the Indebtedness and waives all right to require the Bank to first proceed against any guarantor or other person before proceeding against the Collateral.

14.
The relative priorities of the Bank and Creditor in the Collateral as set forth in this Agreement control irrespective of the time, method or order of attachment or perfection of the liens and security interests acquired by the parties in the Collateral and irrespective of the priorities as would otherwise be determined by reference to the Uniform Commercial Code or other applicable laws. Creditor shall not contest the validity, priority or perfection of the Bank’s security interest in the Collateral (regardless of whether the Bank’s security interest in the Collateral is valid or perfected). The priorities of any liens or security interests of the parties in any property of the Borrower other than the Collateral are not affected by this Agreement and shall be determined by reference to applicable law. The Bank’s rights under this Agreement are in addition to, and not in substitution of, its rights under any other subordination agreement with Creditor.

15.
Anything contained in this Agreement to the contrary notwithstanding, so long as Bank and any Other Senior Lender has received all payments required under the Senior Indebtedness and so long as no event of default has occurred or is continuing thereunder, then Borrower may pay to Creditor, and Creditor may accept and retain from Borrower, as and when each becomes due and payable, regularly scheduled payments of principal and interest on the Subordinated Indebtedness according to and in the respective amounts set forth in any documents, instruments or agreements entered into evidencing the Subordinated Indebtedness, provided, that such payments to Creditor shall not cause or result in any default or violation by Borrower of any affirmative or negative covenant, term, condition, or other provision of the Senior Indebtedness. In no event, however, shall Creditor at any time accept or retain any such payment more than 30 days prior to the due date therefore, nor otherwise accept or retain any payment on or against the Subordinated Indebtedness except as expressly provided in the documents, instruments or agreements entered into evidencing the Subordinated Indebtedness.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

IN WITNESS WHEREOF, Creditor has caused this Agreement to be executed as of the _______ day of ___________________, 2006.

Creditor's Address

(CREDITOR)	Street Address

	City	State	Zip

By:
SIGNATURE OF:

Its:
TITLE (if applicable)

By:
SIGNATURE OF:

Its:
TITLE (if applicable)

BORROWER’S ACKNOWLEDGEMENT

SYS (“Borrower”), accepts notice of subordination created by this Agreement and agrees that it will take no action inconsistent with this Agreement and that, except with the prior notification by Borrower of compliance with the terms of the Senior Indebtedness and any Other Senior Debt, no payment or distribution shall be made by Borrower on or with respect to the Subordinated Indebtedness, so long as this Agreement remains in effect. Borrower agrees that the Bank may, at its option, without notice and without limiting Bank’s other rights, upon any breach by Creditor of this Agreement, declare all Senior Indebtedness to be immediately due and payable and/or terminate any commitments of Bank to Borrower.

Dated:

By:		Its:
	SIGNATURE OF		TITLE

By:		Its:
	SIGNATURE OF		TITLE

By:		Its:
	SIGNATURE OF		TITLE

By:		Its:
	SIGNATURE OF		TITLE

Street Address	City	State	Country	Zip Code